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                                                                   Exhibit 10.1


                         SPINNAKER EXPLORATION COMPANY

                            2003 STOCK OPTION PLAN

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                               TABLE OF CONTENTS

     1.  Purpose.....................................................  1

     2.  Definitions.................................................  1

     3.  Administration..............................................  3
        (a)  Authority of the Committee..............................  3
        (b)  Manner of Exercise of Committee Authority...............  3
        (c)  Limitation of Liability.................................  4

     4.  Stock Subject to Plan.......................................  4
        (a)  Overall Number of Shares Available for Delivery.........  4
        (b)  Application of Limitation to Grants of Options..........  4
        (c)  Availability of Shares Not Delivered under Options......  4
        (d)  Stock Offered...........................................  5

     5.  Eligibility.................................................  5

     6.  Options.....................................................  5
        (a)  General.................................................  5
        (b)  Terms and Conditions....................................  5
        (c)  Stand-Alone, Additional, Tandem, and Substitute Options.  6
        (d)  Term of Options.........................................  6
        (e)  Form and Timing of Payment under Options; Deferrals.....  6
        (f)  Exemptions from Section 16(b) Liability.................  6
        (g)  Non-Competition Agreement...............................  6

     7.  Recapitalization or Reorganization..........................  6
        (a)  Existence of Plans and Options..........................  6
        (b)  Subdivision or Consolidation of Shares..................  7
        (c)  Recapitalizations and Corporate Changes.................  7
        (d)  Additional Issuances....................................  8

     8.  General Provisions..........................................  8
        (a)  Transferability.........................................  8
        (b)  Taxes...................................................  9
        (c)  Changes to this Plan and Options........................  9
        (d)  Limitation on Rights Conferred under Plan...............  9
        (e)  Nonexclusivity of this Plan............................. 10
        (f)  Payments in the Event of Forfeitures; Fractional Shares. 10
        (g)  Severability............................................ 10
        (h)  Governing Law........................................... 10
        (i)  Conditions to Delivery of Stock......................... 10
        (j)  Plan Effective Date and Stockholder Approval............ 11
        (k)  Term of Plan............................................ 11

                                       i

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                         SPINNAKER EXPLORATION COMPANY

                            2003 STOCK OPTION PLAN

   1. Purpose. The purpose of the Spinnaker Exploration Company 2003 Stock Option Plan (the "Plan") is to provide a means through which Spinnaker Exploration Company, a Delaware corporation (the "Company"), and its Subsidiaries may attract and retain able persons as employees, Directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and Directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options or a combination of both, as is best suited to the circumstances of the particular individual as provided herein.

   2. Definitions. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

      (a) "Beneficiary" means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or to which Options or other rights are transferred if and to the extent permitted under
   Section 8(a) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

      (b)  "Board" means the Company's Board of Directors.

      (c) "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Texas are authorized or obligated by law or executive order to close.

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

      (e) "Committee" means a committee of two or more Directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more Directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" as defined under section 162(m) of the Code, unless administration of this Plan by "outside directors" is not then required in order to qualify for tax deductibility under section 162(m) of the Code.

      (f) "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the Effective Date or is elected to the Board after such date.

      (g) "Effective Date" means March 24, 2003, provided the Plan is approved by the stockholders of the Company within twelve months thereafter.

      (h) "Eligible Person" means all officers and employees of the Company or any of its Subsidiaries, and other persons who provide services to the Company or any of its Subsidiaries, including Directors and consultants. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary of the Company for purposes of eligibility for participation in this Plan.

      (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

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      (j)  "Fair Market Value" means, for a particular day:

          (i) if shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the mean of the high and the low reported sales price, regular way, on the composite tape of that exchange on that Business Day or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange or, if no such closing prices are available for that day, the last reported sales price, regular way, on the composite tape of that exchange on the last Business Day before the date in question; or

          (ii) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System as of the date of determining the Fair Market Value, then the last reported sales price so reported on that Business Day or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported or, if no such prices are available for that day, the last reported sales price so reported on the last Business Day before the date in question; or

          (iii) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in subparagraph (ii), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) as of the date of determining the Fair Market Value, then the average of the high bid and low asked prices on that Business Day or, if no such prices are available for that day, the average of the high bid and low asked prices on the last Business Day before the date in question; or

          (iv) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph
       (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

          (v) if shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph (i) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, but the volume of trading is so low that the Committee determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs (i), (ii) or (iii).

   For purposes of valuing Incentive Stock Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse.

      (k) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.

      (l) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock at a specified price during specified time periods.

      (m) "Participant" means a person who has been granted an Option under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

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      (n)  "Person" means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person's Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single "Person."

      (o) "Qualified Member" means a member of the Committee who is a "non-employee director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of regulation 1.162-27 under section 162(m) of the Code.

      (p) "Rule 16b-3" means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.

      (q) "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

      (r) "Stock" means the Company's common stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 7.

      (s) "Subsidiary" means with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

   3.  Administration.

   (a) Authority of the Committee. This Plan shall be administered by the Committee except to the extent the Board elects, in order to comply with Rule 16b-3 or for any other reason, to administer this Plan, in which case references herein to the "Committee" shall be deemed to include references to the "Board." Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Options shall be granted; (iii) determine the number of shares of Stock that shall be the subject of each Option; (iv) determine the terms and provisions of each Option agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the effect of termination of employment of a Participant on the Option, and (C) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of exercisability of any Option that has been granted; (vi) construe the respective Option agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Options to, or otherwise with respect to Options granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or section 162(m) of the Code; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Option, or in any Option agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

   (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Option granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Option intended by the Committee to qualify as "performance-based compensation" within the meaning of section 162(m) of the Code and the regulations thereunder, may be taken either (i) by a subcommittee designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 8(a) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Options granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Options intended to qualify as "performance-based compensation" under section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.

   (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary of the Company, the Company's legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary of the Company acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

   4.  Stock Subject to Plan.

   (a) Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 7, the total number of shares of Stock reserved and available for delivery in connection with Options under this Plan shall not exceed 1,650,000 shares of Stock then outstanding, assuming the exercise of all outstanding Options. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock that may be granted to any one individual during any calendar year shall not exceed 300,000 shares of Stock (subject to adjustment as provided in Section 7 with respect to shares of Stock subject to Options then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code.

   (b) Application of Limitation to Grants of Options. No Option may be granted if the number of shares of Stock to be delivered in connection with such Option exceeds the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Options. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute options) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Option.

   (c) Availability of Shares Not Delivered under Options. Shares of Stock subject to an Option under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares of Stock to the Participant, including (i) the number of shares of Stock withheld in payment of any exercise or

                                        4

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purchase price of an Option or taxes relating to Options, and (ii) the number of shares of Stock surrendered in payment of any exercise or purchase price of an Option or taxes relating to any Option, will again be available for Options under this Plan, except that if any such shares of Stock could not again be available for Options to a particular Participant under any applicable law or regulation, such shares of Stock shall be available exclusively for Options to Participants who are not subject to such limitation.

   (d) Stock Offered. The shares of Stock to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares of Stock purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

   5. Eligibility. Options may be granted under this Plan only to Eligible Persons.

   6.  Options.

   (a) General. Options may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 8(c)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Option. The Committee shall retain full power and discretion (subject to Section 8(c)) to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under this Plan. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Option.

   (b) Terms and Conditions. The Committee is authorized to grant Options to Participants on the following terms and conditions:

      (i) Exercise Price. Each Option agreement shall state the exercise price per share of Stock (the "Exercise Price"); provided, however, that, except in connection with certain acquisitions and/or reorganizations as described in the Plan, the Exercise Price per share of Stock subject to an Option shall not be less than the greater of (A) the par value per share of Stock or (B) 105% of the Fair Market Value per share of Stock on the date of grant of the Option or, with respect to Incentive Stock Options and in the case of an individual who owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or its parent or any of its Subsidiaries, 110% of the Fair Market Value per share of the Stock on the date of grant.

      (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on future service requirements), the methods by which such Exercise Price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Options or awards granted under other plans of the Company or any of its Subsidiaries, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants. In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.

      (iii) ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of sections 424(e) and

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   (f) of the Code) subject to any other incentive stock option (within the meaning of section 422 of the Code) of the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Stock Option is granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares of Stock to be reclassified in accordance with the Code.

   (c)  Stand-Alone, Additional, Tandem, and Substitute Options.  Subject to
Section 8(c) regarding prohibited replacement or regrant of Options, Options granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Option or any award granted under another plan of the Company, any of its Subsidiaries, or any business entity to be acquired by the Company or a Subsidiary of the Company, or any other right of a Participant to receive payment from the Company or any Subsidiary of the Company. Subject to Section 8(c) regarding prohibited replacement or regrant of Options, such additional, tandem and substitute or exchange Options may be granted at any time. If an Option is granted in substitution or exchange for another Option, the Committee shall require the surrender of such other Option in consideration for the grant of the new Option. In addition, Options may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any of its Subsidiaries, in which the value of the cash compensation is equivalent to 105% of the value of the Stock subject to the Options.

   (d) Term of Options. The term of each Option shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of five years.

   (e) Form and Timing of Payment under Options; Deferrals. Subject to the terms of this Plan and any applicable Option agreement, payments to be made by the Company or a Subsidiary of the Company upon the exercise of an Option or settlement of an Option may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Options or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Installment or deferred payments may be required by the Committee (subject to Section 8(c) of this Plan) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or other amounts in respect of installment or deferred payments denominated in Stock. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. This Plan shall not constitute an "employee benefit plan" for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

   (f) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Options to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Option agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b).

   (g) Non-Competition Agreement. Each Participant to whom an Option is granted under this Plan may be required to agree in writing as a condition to the granting of such Option not to engage in conduct in competition with the Company or any of its Subsidiaries for a period after the termination of such Participant's employment with the Company and its Subsidiaries as determined by the Committee.

   7.  Recapitalization or Reorganization.

   (a) Existence of Plans and Options. The existence of this Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize

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

any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any of its Subsidiaries, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any of its Subsidiaries or any sale, lease, exchange or other disposition of all or any part of the assets or business of the Company or any of its Subsidiaries or any other corporate act or proceeding.

   (b) Subdivision or Consolidation of Shares. The shares of Stock with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares of Stock shall be proportionately increased, and the purchase price per share of Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares of Stock shall be proportionately reduced, and the purchase price per share of Stock shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

   (c) Recapitalizations and Corporate Changes. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of capital stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option. If (i) the Company merges with or into any entity or is a party to a consolidation, (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other Person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any Person or entity, including a "group" as contemplated by section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of Directors, the persons who were Directors before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than (x) ten days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of Directors or (y) thirty days after a Corporate Change of the type described in clause (iv), the Committee, acting in its sole discretion without the consent or approval of any holder, shall effect one or more of the following alternatives, which alternatives may vary among individual holders and which may vary among Options held by any individual holder: (A) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate, (B) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel each such Option and pay or cause to be paid to each holder the securities or other property (including, without limitation, cash) referred to in clause (D) below with respect to the shares of Stock subject to such Option in exchange for payment by such holder of the exercise price(s) under such Option for such shares, (C) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or (D) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the holder had been the holder of record of the number of shares of Stock then covered by such Option. Notwithstanding the foregoing, if (1) the Company is involved in a merger or consolidation and, immediately after giving effect to

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

such merger or consolidation, less than 50% of the total voting power of the outstanding voting stock of the surviving or resulting entity and of the parent company of the surviving or resulting entity, if any, is then "beneficially owned" (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation or (2) any person or entity, including a "group" as contemplated by section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power) other than as a result of a merger or consolidation in which 50% or more of the total voting power of the outstanding voting stock of the parent company of the surviving or resulting entity is beneficially owned in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation, then, except as provided in any Option agreement, (I) outstanding Options shall immediately vest and become exercisable or satisfiable, as applicable, and (II) any such Option shall continue to be exercisable for the remainder of the applicable Option term unless the Committee has determined, in its sole discretion, to take the action described in clause (A) or (B) above with respect to such Option. The provisions contained in this Section 7(c) shall not terminate any rights of the holder to further payments pursuant to any other agreement with the Company following a Corporate Change.

   (d) Additional Issuances. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share, if applicable.

   8.  General Provisions.

   (a)  Transferability.

      (i) Permitted Transferees. The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option, or authorize all or a portion of such Options to be granted to an Eligible Person to be on terms which permit transfer by such Participant; provided that, in either case the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any Person sharing the Participant's household (other than a tenant or employee of the Company), a trust in which these Persons have more than 50% of the beneficial interest, a foundation in which these Persons (or the Participant) control the management of assets, and any other entity in which these Persons (or the Participant) own more than 50% of the voting interests (collectively, "Permitted Transferees"); provided further that, (A) there may be no consideration for any such transfer and (B) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Option and transfers to other Permitted Transferees of the original holder. Agreements evidencing Options with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 8(a)(i).

      (ii) Qualified Domestic Relations Orders. An Option may be transferred, to a Permitted Transferee, pursuant to a qualified domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

      (iii) Other Transfers. Except as expressly permitted by Subsections 8(a)(i) and 8(a)(ii), Options shall not be transferable other than by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 8, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

      (iv) Effect of Transfer. Following the transfer of any Option as contemplated by Subsections 8(a)(i), 8(a)(ii) and 8(a)(iii), (A) such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Participant" shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Option in accordance with the terms of this Plan and applicable law and (B) the provisions of the Option relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein, the Option shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

      (v) Procedures and Restrictions. Any Participant desiring to transfer an Option as permitted under Subsections 8(a)(i), 8(a)(ii) or 8(a)(iii) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

      (vi) Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Options transferred as permitted in this Section 8(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan to initial holders of Options, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

   (b) Taxes. The Company and each of its Subsidiaries is authorized to withhold from any Option granted, or any payment relating to an Option under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

   (c) Changes to this Plan and Options. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee's authority to grant Options under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Option. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Option theretofore granted and any Option agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Option; and, provided further, that no Option may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with a change in the Company's capitalization), if the effect would be to reduce the exercise price for the shares underlying such Option.

   (d) Limitation on Rights Conferred under Plan. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary of the Company, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Option under this Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Option agreement.

   (e) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Option agreement made under this Plan. No employee, Beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

   (f) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Option with respect to which a Participant paid cash or other consideration to the Company in exchange for such Option, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Option. The Committee shall determine whether cash, other Options or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

   (g) Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Option agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Option should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.

   (h) Governing Law. All questions arising with respect to the provisions of the Plan and Options shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

   (i) Conditions to Delivery of Stock. Nothing herein or in any Option granted hereunder or any Option agreement shall require the Company to issue any shares with respect to any Option if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option, the Company may, as a condition precedent to the exercise of such Option, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Option and such written covenants and agreements, if any, as to the manner of disposal of such shares of Stock as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. No Option shall be exercisable with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Option.

   (j) Plan Effective Date and Stockholder Approval. This Plan has been adopted by the Board effective March 24, 2003, subject to approval by the stockholders of the Company.

   (k) Term of Plan. No Options may be granted under the Plan after five years from the Effective Date. The Plan shall remain in effect until all Options granted under the Plan expire or are exercised or forfeited.